                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4058

                              THE KOREA FUND, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 1-617-295-2588
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS
The Korea Fund, Inc.

Annual Report to Stockholders

June 30, 2003

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.TheKoreaFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Auditors

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Directors and Officers

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager John Lee discusses The Korea Fund's strategy and the market environment during the 12-month period ended June 30, 2003.

Q: What factors affected stock market performance in Korea during the past year?

A: Despite a strong rally over the final three months of the period, Korea's stock market finished the year ended June 30, 2003, with a loss; the fund's benchmark - the KOSPI - returned -9.16% (in US dollars) for the period. Stocks around the world were hurt by a combination of weak economic growth, geopolitical tensions and tepid corporate profits. Korea, in particular, was hurt by the continued weakness in technology spending, higher oil prices and fears related to the SARS virus. Worries about the United States' deteriorating relations with North Korea also had an impact on stock prices. After beginning the 12-month period with a rally, the KOSPI reached a low in March and subsequently rallied again as the SARS panic receded and investors worldwide grew more hopeful about the prospects for a second-half recovery.

Q: How did the fund perform?

A: For the 12-month period ending June 30, 2003, the net asset value (NAV) total return of The Korea Fund was -8.34%, proving slightly more resilient than the KOSPI. Its share price - quoted on the NYSE - returned -4.29% to close at $14.99 per share, representing a discount of 14.93% to NAV. Outperformance owes largely to a strong showing among the fund's small-cap holdings, whose performance is driven more by individual company fundamentals than broader issues such as SARS. On the negative side, the fund's underweight position in Samsung Electronics was a detractor. We hold this underweight because while the stock makes up a large share of the benchmark, we want to maintain diversification within the technology sector. In a period when the stock outperforms - as was the case during the past year - this hurts the fund's relative performance. The poor showing of some of the country's largest stocks - such as Samsung Fire & Marine, SK Telecom and Kookmin Bank - also detracted from returns.

Q: What is your current view on the economic and political backdrop in Korea?

A: Although Korea's market produced an uneven performance over the past year, we remain encouraged by the fundamental trends taking place in the country. The management team spent the final six weeks of the period - from mid-April through the end of June - in Korea. This allowed us to examine these trends up close, and we came away feeling encouraged about the direction the country is taking. First, the focus on improving corporate governance practices continues to gain steam both in the government and among business leaders. At all of our meetings with executives and politicians, one of the key topics of discussion was reform. The government is very serious about this issue, and we view its commitment to reform as being extremely positive for the market.

Second, it was evident to us that the relations between North and South Korea are not as strained as the Western media have portrayed. People in South Korea show little concern about this issue, since much of the recent tension has actually been between the United States and the North, not between the North and the South. The two sides are cooperating both economically and politically, as evidenced by the railroad line that was linked between the two countries earlier in 2003. This marks a significant change from just five years ago. These developments support our view that market turbulence caused by worries related to North Korea usually represents an excellent buying opportunity.

Two other factors that have been weighing on Korea's market took a positive turn during the second calendar quarter. First, recent data show that personal debt levels have stabilized. Given that the deterioration in consumer credit has hurt the performance of financial stocks, signs of a potential improvement in this area represented a distinct positive for the banking sector in the final three months of the period. Second, the uptick in semiconductor prices during the first calendar quarter - in combination with an improving outlook for the tech sector as a whole - was greeted warmly by investors. Given the heavy representation of technology stocks in Korea's market, this provided some added support for the second-quarter surge in the KOSPI.

Q: How is the portfolio positioned?

A: The portfolio remains positioned in much the same way as it has been in the past several years. It is overweight in the more dynamic areas of the economy, such as technology, telecommunications and financials, and is underweight in slower-growth industries such as steel, electricity and traditional manufacturing. This positioning makes the fund more sensitive to the short-term swings in Korea's market. However, we believe it is important to have the most significant exposure in the areas that can produce the strongest long-term growth.

An area of the market where we continue to find companies with exceptional growth characteristics is the small-cap area. Here, our research capabilities and presence on the ground in Korea give us a distinct advantage in finding fast-growing companies that aren't yet followed by the analyst community. We like the small-cap area since the potential for meaningful positive surprises is much greater than in the heavily followed large caps. Further, our closed-end structure means that we are able to invest in smaller, less liquid companies without needing to be concerned about potential shareholder redemptions (which would be the case were this an open-end fund). The strong performance of the fund's small-cap holdings was a positive for fund returns during the period. A top performer was Internet Auction, an Internet firm that generates substantial free cash flow and is 50% owned by eBay. We have also done well with Oriental Fire & Marine Insurance and Cheil Communications. Almost 20% of fund assets is now invested in small-caps, and we will continue to add to this position as opportunities warrant.

The fund's top two holdings remain Samsung Electronics and SK Telecom. Samsung's fundamentals continue to improve, as the company is bolstering its brand image, its global market share and the quality of its technology. Its cost structure is very low, as well: Samsung is the lowest-cost DRAM producer in the world and is making money in this area even as semiconductor prices have remained under pressure. SK Telecom (SKT), meanwhile, was hurt by an accounting scandal at its parent company, SK Global, but our analysis showed that this event should have no meaningful impact on SKT's bottom line. We added to our position in the stock on the weakness related to this scandal and were pleased when the share price increased as investors moved back into SKT once it became evident that the situation with the parent company was likely to prove immaterial to the company's earnings.

The financials sector remains a large portion of the portfolio - at 20% - and we added to this position during its recent weakness. We remain optimistic on the ability of Korea's banks to take advantage of the long-term growth potential of the country's economy.

Generally speaking, given the positive fundamental developments in Korea, valuations on Korea stocks are still attractive in relation to other markets in the region. We believe the continued disconnect between improving fundamentals and inexpensive valuations represents a significant investment opportunity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Investment Trust Management Company Limited ("DeITMC"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

Effective July 9, 2002, DeITMC, located at 3rd Floor, Seian Building, 116 Shinmoonro-1 Ka, Changro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

A Team Approach to Investing

The Korea Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager John J. Lee has set the fund's investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Portfolio Manager Nicholas Bratt has been a member of the fund team since since inception of the fund in 1984, and has over 30 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Portfolio Management Group.

Election of Officers

On April 2, 2003, the Board elected Kathleen Sullivan D'Eramo, Salvatore Schiavone and Lucinda H. Stebbins as Assistant Treasurers of the fund. Dong-Wook Park and Brenda Lyons have resigned as officers of the fund.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 34. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the fiscal year ended June 30, 2003, there were 70,300 fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2003

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	29.34	-	30.69	-	31.49	-	25.06	-
One Year	-4.29	-4.29	-8.34	-8.34	-9.16	-9.16	-9.80	-9.80
Three Year	30.24	9.21	7.49	2.44	-23.76	-8.65	-18.42	-6.56
Five Year	190.15	23.74	282.62	30.78	158.82	20.94	124.90	17.59
Ten Year	39.71	3.40	116.21	8.02	-39.78	-4.94	-10.54	-1.11

Per Share Information and Returns (a)
	Yearly periods ended June 30

	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Net Asset Value ($)	18.66	19.89	18.52	13.22	5.63	17.72	20.04	13.01	20.20	17.62
Income Dividends ($)	.01	-	.06	-	-	-	-	.18	-	.18
Capital Gains Distributions ($)	-	.15	.36	.60	-	-	-	1.41	.12	.67
Total Return (%)	63.77	13.00	-5.09	-24.40	-57.41	214.74	13.09	-25.01	56.39	-8.34

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in US Dollars.
(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2003

Asset Allocation	6/30/03	6/30/02

Common Stocks	88%	84%
Preferred Stocks	11%	10%
Cash Equivalents	-	3%
Corporate Bonds	1%	3%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	6/30/03	6/30/02

Information Technology	23%	22%
Financials	20%	27%
Telecommunications Services	15%	16%
Consumer Discretionary	14%	12%
Materials	12%	8%
Industrials	7%	7%
Consumer Staples	6%	5%
Energy	2%	1%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2003 (61.4% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	15.7%
2. SK Telecom Co., Ltd. Provider of mobile telecommunications services	9.4%
3. Kookmin Bank Provider of commercial banking services	7.8%
4. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	7.0%
5. POSCO Manufacturer of hot and cold rolled steel products	6.8%
6. KT Corp. Provider of telecommunications services	3.9%
7. Samsung Electro-Mechanics Co., Ltd. Manufacturer of precision electronic parts	3.4%
8. LG Home Shopping, Inc. Operator of cable television shopping channel	2.6%
9. Hankook Tire Co. Manufacturer of tires, tire tubes and aluminum alloy wheels	2.5%
10. Samsung SDI Co., Ltd. Leading manufacturer of CRT and picture tubes	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003

	Shares	Value ($)

Common Stocks 87.2%
Consumer Discretionary 10.1%
Auto Components 2.5%
Hankook Tire Co., Ltd.*	4,464,307	22,013,201
Automobiles 0.3%
Nexen Tire Corp.*	400,000	2,876,517
Hotel Restaurants & Leisure 2.4%
Hotel Shilla Co., Ltd.*	308,391	1,240,535
Kangwon Land, Inc.*	141,900	15,799,665
Paradise Co., Ltd.	1,040,000	4,205,274
		21,245,474
Internet & Catalog Retailing 2.6%
LG Home Shopping, Inc.* (b)	332,900	22,156,174
Media 0.7%
Cheil Communications, Inc.*	35,400	3,482,210
Qrix Networks, Inc.* (f) (g)	120,000	2,511,511
		5,993,721
Multiline Retail 1.4%
Shinsegae Co., Ltd.*	80,003	12,491,050
Textiles, Apparel & Luxury Goods 0.2%
BYC Co., Ltd.* (b)	39,530	1,562,006
Consumer Staples 5.0%
Beverages 1.1%
Hite Brewery Co., Ltd.*	50,000	2,683,131
Nam Yang Dairy Products Co., Ltd.* (b)	43,390	6,938,041
		9,621,172
Food Products 1.6%
CJ Corp.*	99,606	4,336,134
Nhong Shim Co., Ltd.* (f)	93,601	9,324,838
		13,660,972
Household Products 0.2%
LG Household & Health Care Ltd.*	51,511	1,330,359
Tobacco 2.1%
KT&G Corp. (GDR)	890,000	7,342,500
KT&G Corp.*	652,870	10,767,299
		18,109,799
Energy 1.9%
Oil & Gas
S-Oil Corp.	970,500	16,655,714
Financials 18.1%
Banks 8.6%
Kookmin Bank (ADR)	1,257,217	38,030,814
Kookmin Bank*	994,184	29,962,850
Koram Bank Ltd. (GDR)* (f)	363,700	2,444,791
Shinhan Financial Group Co. Ltd. (GDR)*	208,798	4,348,218
		74,786,673
Diversified Financials 3.4%
Dongwon Securities Co., Ltd.	3	16
Good Morning Shinhan Securities Co.*	1,410,000	6,256,174
Hankang Restructuring Fund	1,724,310	2,288,013
Kookmin Credit Card Co., Ltd.*	354,900	4,828,066
LG Card Co., Ltd.*	873,741	12,764,153
Samsung Securities Co., Ltd.*	130,000	3,150,691
		29,287,113
Insurance 6.1%
Oriental Fire & Marine Insurance Co.	411,660	5,083,286
Samsung Fire & Marine Insurance Co., Ltd.	979,625	47,648,566
		52,731,852
Health Care 0.1%
Biotechnology
LG Life Sciences Ltd.*	12,933	467,190
Industrials 5.9%
Commercial Services & Supplies 1.2%
S1 Corp.*	564,270	10,676,017
Industrial Conglomerates 2.2%
Anycell, Inc.* (b) (f) (g)	1,250,000	0
Daeyang E&C Ltd.*	1,300,348	7,620,290
Halla Climate Control Co.*	60,000	2,863,123
Hyundai Mobis*	350,480	8,993,062
		19,476,475
Machinery 1.8%
HS R&A Co., Ltd.*	192,400	869,787
Hyundai Heavy Industries*	425,000	8,752,616
Samsung Climate Control Co., Ltd.* (b)	827,630	4,240,348
SeAH Steel Corp.*	210,310	2,200,816
		16,063,567
Trading Companies & Distributors 0.7%
Jahwa Electronics Co., Ltd.*	829,900	6,329,334
Transportation Infrastructure 0.0%
Korea Express Co., Ltd.*	37,460	345,100
Information Technology 19.6%
Electronic Equipment & Instruments 7.1%
Dae Duck Electronics Co., Ltd.*	360,901	3,127,104
Hankuk Electric Glass Co., Ltd.*	92,000	4,236,082
Internet Auction Co., Ltd.*	135,500	8,053,997
Samsung Electro-Mechanics Co., Ltd.*	792,605	26,044,158
Samsung SDI Co., Ltd.	245,306	18,585,344
SE Co., Ltd.* (b) (f) (g)	636,950	1,674,360
		61,721,045
Semiconductor Equipment & Products 12.5%
Samsung Electronics Co., Ltd.	364,259	108,256,128
Materials 11.3%
Chemicals 1.9%
Korea Fine Chemical Co.	83,333	948,789
LG Chemical Ltd.*	212,486	8,538,575
Samsung Fine Chemicals Co., Ltd.*	425,000	5,799,498
Taekwang Industrial Co., Ltd.*	6,720	956,383
		16,243,245
Containers & Packaging 0.0%
Dae Young Packaging Co., LTD.*	206,191	23,303
Metals & Mining 7.4%
Aldex Co., Ltd.*	500,000	334,863
Dongkuk Steel Mill Co., Ltd.	1,170,900	5,126,670
POSCO	547,800	56,866,639
POSCO (ADR)	72,608	1,901,604
		64,229,776
Paper & Forest Products 2.0%
Hansol Paper Co., Ltd.* (b)	3,562,700	17,537,611
Telecommunication Services 14.7%
Diversified Telecommunication Services 3.9%
KT Corp. (ADR)	495,050	9,757,436
KT Corp.*	621,000	24,278,527
		34,035,963
Wireless Telecommunication Services 10.8%
KT Freetel*	576,947	12,050,923
SK Telecom Co., Ltd. (ADR)	608,135	11,469,426
SK Telecom Co., Ltd.*	410,250	70,063,625
		93,583,974
Utilities 0.5%
Electric Utilities
Korea Electric Power Corp.*	260,000	4,113,855
Total Common Stocks (Cost $455,024,349)		757,624,380

Preferred Stocks 11.2%
Consumer Discretionary 4.2%
Automobiles 3.3%
Hyundai Motor Co., Ltd. (GDR)*	3,020,000	19,448,800
Hyundai Motor Co., Ltd. (2nd)*	738,593	9,429,505
		28,878,305
Hotel Restaurants & Leisure 0.0%
Hotel Shilla Co., Ltd.*	32,070	119,340
Multiline Retail 0.9%
Shinsegae Co., Ltd.*	55,784	7,448,764
Consumer Staples 0.8%
Beverages
CJ Corp.*	297,200	5,100,544
CJ Corp. (2nd)*	50,335	1,306,308
CJ Corp. (3rd)*	30,201	744,596
Nam Yang Dairy Products Co., Ltd.* (b)	1,160	83,031
		7,234,479
Energy 0.0%
Oil & Gas
S-Oil Corp.*	32,040	490,860
Financials 1.8%
Diversified Financials 0.3%
LG Investment and Securities Co., Ltd.	470,000	2,608,707
Insurance 1.5%
Samsung Fire & Marine Insurance Co., Ltd.	533,850	13,228,933
Health Care 0.1%
Health Care Providers & Services
LG Household & Health Care Ltd.*	46,788	673,716
Information Technology 3.9%
Electronic Equipment & Instruments 0.6%
Samsung Electro-Mechanics Co., Ltd.*	180,000	3,518,627
Samsung SDI Co., Ltd.	34,318	1,409,207
		4,927,834
Semiconductor Equipment & Products 3.3%
Samsung Electronics Co., Ltd.	198,201	28,290,725
Materials 0.4%
Chemicals
LG Chemical Ltd.*	193,003	3,570,838
Total Preferred Stocks (Cost $36,428,338)		97,472,501

	Principal Amount (h)	Value ($)

Corporate Bonds 1.3%
Haitai Confectionary Loan Certificates, 0.5%, 11/28/2009 (f) (i)	54,896,632	37,421
Korea Electric Power Corp., 6.375%, 12/1/2003 US	$ 10,000,000	10,191,300
Woori Financial Holdings Co., Ltd., 5.0%, 7/16/2003 (f)	1,381,510,000	1,156,195
Total Corporate Bonds (Cost $10,785,508)		11,384,916

Convertible Bonds 0.1%
SE Co., Ltd., 4.0%, with 38.61% bonus interest at maturity, 12/31/2003 (d) (f) (g) (Cost $404,155)	500,000,000	418,585

	Shares	Value ($)

Warrants 0.0%
Woori Financial Holdings Co., Ltd.* (f) (Cost $0)	276,302	275,931

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.15% (c) (Cost $1,208,489)	1,208,489	1,208,489
Total Investment Portfolio - 100% (Cost $503,850,839) (a)		868,384,802

* Non-income producing security.
(a) The cost for federal income tax purposes was $506,275,999. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $362,108,803. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $387,592,483 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,483,680.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.
(e) Managed by Deutsche Investment Management Americas Inc.
(f) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $17,843,632 (2.0% of net assets at June 30, 2003). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2003 aggregated $13,761,046. The securities may also have certain restrictions as to resale.
(g) Included in (f) above are restricted securities with a value which aggregated $4,604,456 (0.5% of net assets at June 30, 2003). No quoted market price exists for these private placement securities.
The issuers of these securities have given the Fund a put option, payable on demand. Information concerning such private placement securities at June 30, 2003 is as follows:
Security	Acquisition Date	Cost ($)
Anycell, Inc.	12/22/2000	2,020,774
Qrix Networks, Inc.	7/28/2000	2,686,367
SE Co., Ltd. (convertible bond)	12/22/2000	404,154
SE Co., Ltd. (equity)	12/22/2000	1,616,637
		6,727,932

(h) Principal amount stated in Korean Won unless otherwise noted. US$ represents United States Dollars.
(i) Company in restructuring process, principal only subject to repayment.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003
Assets
Investments in securities, at value: Unaffiliated issuers (cost $456,676,488)	812,984,742
Affiliated issuers (Note H) (cost $45,965,862)	54,191,571
Investment in Scudder Cash Management QP Trust, at value (cost $1,208,489)	1,208,489
Total investments in securities, at value (cost $503,850,839)	868,384,802
Korean Won, at value (cost $11,680,245)	11,897,850
Dividends receivable	6,366
Interest receivable	15,083
Other assets	17,748
Total assets	880,321,849
Liabilities
Payable for investments purchased	267,339
Payable for Fund shares repurchased	27,243
Accrued management fee	688,136
Other accrued expenses and payables	696,695
Total liabilities	1,679,413
Net assets, at value	$ 878,642,436
Net Assets
Net assets consist of: Undistributed net investment income	10,334,649
Net unrealized appreciation (depreciation) on: Investments	364,533,963
Won related transactions	218,176
Accumulated net realized gain (loss)	(16,741,893)
Cost of 145,300 shares held in treasury	(1,658,487)
Paid-in capital	521,956,028
Net assets, at value	878,642,436
Net Asset Value per share ($878,642,436 / 49,863,602 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 17.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2003
Investment Income
Income: Dividends - unaffiliated issuers (net of foreign taxes withheld of $2,987,385)	$ 15,570,583
Dividends - affiliated issuers (net of foreign taxes withheld of $296,493)	1,563,407
Interest (net of foreign taxes withheld of $5,017)	2,075,350
Interest - Scudder Cash Management QP Trust	271,172
Total Income	19,480,512
Expenses: Management fee	8,338,120
Services to shareholders	52,901
Custodian and accounting fees	1,619,165
Auditing	153,658
Legal	248,746
Directors' fees and expenses	171,819
Reports to shareholders	182,996
Stock exchange listing fees	60,409
Other	84,224
Total expenses, before expense reductions	10,912,038
Expense reductions	(25,997)
Total expenses, after expense reductions	10,886,041
Net investment income (loss)	8,594,471
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	(14,646,398)
Investments - Affiliated issuers	(132,937)
Won related transactions	2,529,855
(12,249,480)
Net unrealized appreciation (depreciation) during the period on: Investments	(80,479,942)
Won related transactions	(2,624,557)
(83,104,499)
Net gain (loss) on investment transactions	(95,353,979)
Net increase (decrease) in net assets resulting from operations	$ (86,759,508)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2003	2002
Operations: Net investment income (loss)	$ 8,594,471	$ 5,606,196
Net realized gain (loss) on investment transactions	(12,249,480)	37,747,361
Net unrealized appreciation (depreciation) on investment transactions during the period	(83,104,499)	321,639,242
Net increase (decrease) in net assets resulting from operations	(86,759,508)	364,992,799
Distributions to shareholders from: Net investment income	(8,788,367)	-
Net realized gains	(33,705,384)	(5,992,069)
Fund share transactions: Reinvestment of distributions	-	72,311
Cost of shares repurchased	(912,981)	(745,506)
Cost of shares reacquired	(72,052)	-
Net increase (decrease) in net assets from Fund share transactions	(985,033)	(673,195)
Increase (decrease) in net assets	(130,238,292)	358,327,535
Net assets at beginning of period	1,008,880,728	650,553,193
Net assets at end of period (including undistributed net investment income of $10,334,649 and $8,099,620, respectively)	$ 878,642,436	$ 1,008,880,728
Other Information
Shares outstanding at beginning of period	49,939,049	50,008,902
Shares issued to shareholders in reinvestment of distributions	-	5,147
Shares repurchased	(70,300)	(75,000)
Shares reacquired	(5,147)	-
Net increase (decrease) in Fund shares	(75,447)	(69,853)
Shares outstanding at end of period	49,863,602	49,939,049

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2003	2002	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 20.20	$ 13.01	$ 20.04	$ 17.72	$ 5.63
Income (loss) from investment operations
Net investment income (loss)[a]	.17	.11	.17	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(1.90)	7.20	(5.61)	2.27	12.05
Total from investment operations	(1.73)	7.31	(5.44)	2.32	12.09
Less distributions from: Net investment income	(.18)	-	(.18)	-	-
Net realized gains on investment transactions	(.67)	(.12)	(1.41)	-	-
Total distributions	(.85)	(.12)	(1.59)	-	-
Antidilution (dilution) resulting from repurchases and reinvestment of distributions for shares at value	.00[b]	.00[b]	-	-	-
Net asset value, end of period	$ 17.62	$ 20.20	$ 13.01	$ 20.04	$ 17.72
Market value, end of period	$ 14.99	$ 16.44	$ 10.58	$ 14.06	$ 14.88
Total Return
Per share net asset value (%)[c]	(8.34)	56.39	(25.01)	13.09	214.74
Per share market value (%)[c]	(4.29)	56.71	(13.16)	(5.46)	135.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	879	1,009	651	1,002	886
Ratio of expenses before expense reductions (%)	1.26	1.21	1.24	1.20	1.36
Ratio of expenses after expense reductions (%)	1.26	1.21	1.23	1.19	1.36
Ratio of net investment income (loss) (%)	.99	.69	1.18	.24	.37
Portfolio turnover rate (%)	7	18	40	31	10

a Based on average shares outstanding during the period.
b Amount is less than $.005 per share.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2003, the exchange rate for Korean Won was US $.00084 to W 1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $8,464,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2011, the expiration date.

In addition, from November 1, 2002 through June 30, 2003, the Fund incurred approximately $6,008,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2004.

Under the United States - Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 10,489,770
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (8,464,000)
Unrealized appreciation (depreciation) on investments	$ 362,108,803

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

In addition, for the years ended June 30, 2003 and June 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from ordinary income*	$ 10,785,723	$ -
Distributions from long-term capital gains	$ 31,708,028	$ 5,992,069

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $118,214,344 and $60,093,657, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. The market value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the year ended June 30, 2003, the Manager did not impose a portion of its fee amounting to $25,997, and the portion imposed amounted to $8,312,123 which was equivalent to an annual effective rate of 0.96% of the Fund's average month-end net assets. Effective July 9, 2002, Deutsche Investment Trust Management Company Limited, an affiliate of the Manager, serves as subadvisor to the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2003, the amount charged to the Fund by SISC aggregated $16,200, of which $5,400 is unpaid at June 30, 2003.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2003, the amount charged to the Fund by SSC aggregated $15,000, of which $5,000 is unpaid at June 30, 2003.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective April 1, 2003, SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide these services. For the year ended June 30, 2003, the amount charged to the Fund by SFAC aggregated $413,041, of which $47,916 is unpaid at June 30, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of June 30, 2003, five of the Fund's holdings had an ownership limit still in place, KT Freetel, LG Home Shopping, Inc., SK Telecom Co. Ltd., and Qrix Networks, Inc. all of which had a foreign ownership limit of 49%; and Korea Electric Power Corp. which had a foreign ownership limit of 40%.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At June 30, 2003, The President and Fellows of Harvard College held approximately 17% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended June 30, 2003 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	-	-	-	-	-
BYC Co., Ltd.	39,530	-	-	-	15,262	1,562,006
CJ Corp.	477,342	-	-	-	158,853	NA**
Dae Young Packaging Co., Ltd	206,191	-	-	-	-	NA**
LG Home Shopping, Inc.	332,900	-	-	-	711,835	22,156,174
Hansol Paper Manufacturing Co., LTD	3,562,700	18,853,633	-	-	777,213	17,537,611
Nam Yang Dairy Products Co., Ltd.	44,550	-	-	-	26,561	7,021,072
Partners, Inc.	-	-	1,504,365	(132,937)	-	-
SE Co., Ltd.	636,950	-	-	-	14,414	1,674,360
Samsung Climate Control Co., Ltd.	827,630	-	-	-	18,122	4,240,348
Samsung Electro- Mechanics Co., Ltd.	972,605	5,388,714	-	-	436,141	NA**
		24,242,347	1,504,365	(132,937)	2,158,401	54,191,571

* Net of foreign taxes withheld.
** Not an affiliate at June 30, 2003.

I. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended June 30, 2003, the Fund purchased 70,300 shares of common stock on the open market at a total cost of $912,981. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in treasury.

Report of Independent Auditors

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 12, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.635 per share from net long-term capital gains during its year ended June 30, 2003, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $3,288,895 and earned $9,418,096 of foreign source income during the year ended June 30, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.19 per share as income earned from foreign sources for the year ended June 30, 2003.

For federal income tax purposes, the fund designates $11,500,000 or the maximum amount allowable under tax law as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Korea Fund, Inc. as of June 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., The Brazil Fund, Inc., and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (72) Director 1996-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (57) Director 2000-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (74) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (64) Director 2000-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	4
Susan Kaufman Purcell (61) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, The Economic Club of New York.	4
Kesup Yun (58) Director 1984-1988, 1994-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2] (57) Chairman and Director 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Nicholas Bratt[1] (55) Director 1984-1997, 1999-present President 1984-present	Managing Director of Deutsche Asset Management; Director, Korea Society (private society)	4
Judith Hannaway (49) Vice President 1997-present	Managing Director of Deutsche Asset Management	n/a
John J. Lee (45) Vice President 1994-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[2] (42) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[3] (45) Treasurer 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kate Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Salvatore Schiavone[3] (37) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Lucinda H. Stebbins[3] (57) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[3] (40) Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (41) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: One South Street, Baltimore, Maryland
3 Address: Two International Place, Boston, Massachusetts

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Korea Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Korea Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -----------------------------